SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant [ X ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              BAY BANCSHARES, INC.
                (Name of Registrant as Specified in Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]      No fee required.
[   ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           1)  Title of each class of securities to which transaction applies:

           2)  Aggregate number of securities to which transaction applies:

           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           4)  Proposed maximum aggregate value of transaction:

           5)  Total fee paid:

[ ]        Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
           1) Amount Previously Paid:

           2)  Form, Schedule or Registration Statement No.:

           3)  Filing Party:

           4)  Date Filed:

                              BAY BANCSHARES, INC.
                             1001 HIGHWAY 146 SOUTH
                              LA PORTE, TEXAS 77571

                NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON WEDNESDAY MAY 17, 2000

To the Shareholders of Bay Bancshares, Inc.:

      The 2000 Annual Meeting of Shareholders (the "Meeting") of Bay Bancshares, Inc. (the "Company") will be held at 1001 Highway 146 South, La Porte, Texas, on Wednesday, May 17, 2000, beginning at 1:30 p.m. (local time), for the following purposes:

      1. To elect (i) four directors of Class III to serve on the Board of Directors of the Company until the Company's 2000 Annual Meeting of Shareholders and until their successors are duly elected and qualified, (ii) one director of Class I and (iii) one director of Class II to serve on the Board of Directors of the Company until the Company's 2002 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

      2. To consider and act upon a proposal to ratify the appointment of Grant Thornton LLP as the independent auditors of the books and accounts of the Company for the year ending December 31, 2000; and

      3. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The close of business on April 10, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or at any adjournments thereof. A list of shareholders entitled to vote at the Meeting will be available for inspection by any shareholder at the offices of the Company during ordinary business hours for a period of at least ten days prior to the Meeting.

      You are cordially invited and urged to attend the Meeting. If you are unable to attend the Meeting, you are requested to sign and date the enclosed proxy and return it promptly in the enclosed envelope. If you attend the Meeting, you may vote in person, regardless of whether you have given your proxy. Your proxy may be revoked at any time before it is voted.

                                             By order of the Board of Directors,

                                            /S/ L.D. WRIGHT
                                            L.D. Wright
                                            Chief Executive Officer

La Porte, Texas
April 17, 2000

                             YOUR VOTE IS IMPORTANT.

      TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE AT YOUR EARLIEST CONVENIENCE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY IS MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

                              BAY BANCSHARES, INC.
                             1001 HIGHWAY 146 SOUTH
                              LA PORTE, TEXAS 77571

                                 PROXY STATEMENT
                                       FOR
                       2000 ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON WEDNESDAY, MAY 17, 2000

                                 April 17, 2000

                                  INTRODUCTION

      This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Bay Bancshares, Inc. (the "Company") for use at the 2000 Annual Meeting of Shareholders of the Company to be held at 1001 Highway 146 South, La Porte, Texas, on Wednesday, May 17, 2000, beginning at 1:30 p.m. (local time), and any adjournment thereof (the "Meeting") for the purposes set forth in this Proxy Statement and the accompanying Notice of 2000 Annual Meeting of Shareholders ("Notice of Meeting"). This Proxy Statement, the Notice of Meeting and the enclosed form of proxy will first be sent to shareholders on or about April 17, 2000.

PROXIES

Voting of Proxies

      Shares represented at the Meeting by an executed and unrevoked proxy in the form enclosed will be voted in accordance with the instructions contained therein. If no instructions are given on an executed and returned form of proxy, the proxies intend to vote the shares represented thereby in favor of each of the proposals to be presented to and voted upon by the shareholders as set forth herein, and in accordance with their best judgment on any other matter which may properly come before the Meeting.

      The Board of Directors knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote may be properly taken, shares represented by an executed and unrevoked proxy received by the Board of Directors may be voted with respect thereto in accordance with the judgment of the proxies. The proxy also confers on the proxies the discretionary authority to vote with respect to any matter presented at the Meeting for which advance notice was not received by the Company in accordance with the Company's Amended and Restated Bylaws.

Revocability of Proxies

      Any proxy given by a shareholder may be revoked by such shareholder at any time before it is exercised by submitting to the Secretary of the Company a duly executed proxy bearing a later date, delivering to the Secretary of the Company a written notice of revocation, or attending the Meeting and voting in person.

Solicitation

      The cost of this solicitation of proxies is being borne by the Company. Solicitations will be made only by the use of the mail, except that, if deemed desirable, officers and regular employees of the Company may solicit proxies by telephone, telegraph or personal calls, without being paid additional compensation for such services. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the common stock, par value $1.00 per share, of the Company (the "Common Stock") held of record by such persons, and the Company will reimburse them for their reasonable expenses incurred in this connection.

Annual Report

      The Company's Annual Report to Shareholders, including financial statements, for the year ended December 31, 1999, accompanies but does not constitute part of this Proxy Statement.

                         VOTING SHARES AND VOTING RIGHTS

      Only holders of record of Common Stock at the close of business on April 10, 2000 (the "Record Date"), are entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. At that time, there were outstanding 1,990,983 shares of Common Stock, which is the only outstanding class of voting securities of the Company. A majority of the outstanding shares of Common Stock must be represented at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Each holder of Common Stock shall have one vote for each share of Common Stock registered, on the Record Date, in such holder's name on the books of the Company.

      The affirmative vote of the holders of a plurality of the outstanding shares of Common Stock represented at the Meeting is required to elect the Class I, Class II and Class III nominees and certain Class I and Class II nominees to the Board of Directors. The four Class III nominees, the Class I nominee and Class II nominee receiving the highest number of votes cast by the holders of Common Stock will be elected. There will be no cumulative voting in the election of directors. Abstentions and shares held of record by a broker or nominee that are voted on any matter are included in determining whether a quorum exists. An abstention, a broker non-vote or a withholding of authority to vote with respect to one or more nominees for director will not have the effect of a vote against such nominee or nominees.

      The affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented at the Meeting is required to approve the appointment of the auditors. An abstention or a broker non-vote will have the effect of a vote against the appointment.

                              ELECTION OF DIRECTORS

ELECTION PROCEDURES; TERM OF OFFICE

      The Board of Directors currently consists of eleven directors. In accordance with the Company's Amended and Restated Bylaws, members of the Board of Directors are divided into three classes; Class I, Class II and Class III. The members of each class are elected for a term of office to expire at the third succeeding annual meeting of shareholders following their election. The term of office of the current Class III directors expires at the Meeting. The terms of the current Class I and Class II directors expire at the annual meetings of shareholders in 2001 and 2002, respectively. The four Class III nominees, if elected at the Meeting, will serve until the annual meeting of shareholders in 2003. The Class I nominee, if elected at the Meeting, will serve until the annual meeting of shareholders in 2001 and the Class II nominee, if elected at the Meeting, will serve until the annual meeting of shareholders in 2002.

      The Board of Directors has nominated Eddie V. Gray, Doug Latimer, Lindsay
R. Pfeiffer and Henry C. Robson, Jr. for election as Class III directors at the Meeting. Messrs. Gray, Latimer, Pfeiffer and Robson are currently serving as Class III directors. The Board of Directors has nominated William L.H. Morgan, Jr. and Lester A. Marks for election as Class I and Class II directors, respectively. Messrs. Morgan and Marks are currently serving as Class I and Class II directors respectively. Mr. Morgan was appointed as a Class I director in March 2000 and Mr. Marks was appointed as a Class II director in August 1999 to fill new positions created by the Board.

      The Class I, II and III nominees receiving the affirmative vote of the holders of a plurality of the shares of Common Stock represented at the Meeting will be elected. Unless the authority to vote for the election of directors is withheld as to any or all of the nominees, all shares of Common Stock represented by proxy will be voted FOR the election of the nominees. If the authority to vote for the election of directors is withheld for one or more but not all of the nominees, all shares of Common Stock represented by any such proxy will be voted FOR the election of the nominees as to whom such authority is not withheld.

      If a nominee becomes unavailable to serve as a director for any reason before the election, the shares represented by proxy will be voted for such other person, if any, as may be designated by the Board of Directors. The Board of Directors, however, has no reason to believe that any nominee will be unavailable to serve as a director. All of the nominees have consented to being named herein and to serve if elected.

      Any director vacancy occurring after the election may be filled only by a majority of the remaining directors, even if less than a quorum of the Board of Directors. A director elected to fill a vacancy will be elected for the unexpired portion of the term of his predecessor in office.

NOMINEES FOR ELECTION

      The following table sets forth certain information with respect to each nominee for election as a director of the Company.

NAME                             POSITION WITH THE COMPANY AND BAYSHORE NATIONAL BANK ("BANK")              AGE
Eddie V. Gray                    Class III Director of the Company and Director of the Bank                  64

Doug Latimer                     Chairman of the Board and Class III Director of the                         57
                                      Company; Chairman of the Board and Director of  the
                                      Bank

Lester A. Marks                  Class II Director of the Company and Director of the Bank                   47

William L.H. Morgan, Jr.         Class I Director of the Company and Director of the Bank                    49

Lindsay R. Pfeiffer              Vice Chairman of the Board and Class III Director of the                    50
                                      Company; Vice Chairman of the Board and Director
                                      of the Bank

Henry C. Robson, Jr.             Class III Director of the Company and Director of the Bank                  52

      EDDIE V. GRAY. Mr. Gray became a director of both the Company and the Bank in 1991. Mr. Gray serves on the Bank's Directors' Loan Committee and the Bank's Internal Credit Review Committee. Mr. Gray is the owner of Gray Enterprises, a real estate development company. He received a B.S. and an M.S. in Geology from Texas A&M University. He is active in the Baytown area, where he is a member of Rotary and the Goose Creek Stream Greenbelt Development Committee. Mr. Gray was honored in 1996 as the Citizen of the Year by the Baytown Sun and as the Exxon Refiner of the Year. In January of 1999, Mr. Gray was honored with the dedication of the Eddie V. Gray Wetlands Education and Recreation Center in Baytown, Texas.

      DOUG LATIMER. Mr. Latimer became a director of both the Company and the Bank in 1989. In June of 1997, he was elected Chairman of the Board of both the Company and the Bank. He serves as the Chairman of the Bank's Compliance Committee and also serves on the Bank's Loan Committee, Internal Credit Review Committee and Directors' Watchlist Committee, and on the Company's Compensation Committee. In addition, he is the Chairman of the Bank's Executive Committee. Mr. Latimer is the President and owner of Mechanical Repair & Engineering, Inc., a specialty machine shop which he founded in 1974. He received a B.S. in Mechanical Engineering from Louisiana State University and an M.B.A. from the University of Houston.

      LESTER A. MARKS. Mr. Marks has been a director of the Company and the Bank since August of 1999 and an advisory director of the Company and Bank since 1990. Mr. Marks owns and operates automobile dealerships within the Houston area, serving as Chief Executive Officer of Marks Automotive Group. He is a Phi Beta Kappa graduate of Tulane University, and is an active volunteer for the arts, serving on numerous executive boards of local art museums.

      WILLIAM L.H. MORGAN, JR.. Mr. Morgan was appointed as a director of the Company and a director of the Bank in March 2000. He serves as a member of the Bank's Asset/Liability Committee, Director's Watchlist Committee and the Company's Audit Committee. Mr. Morgan is an Attorney practicing in the Houston area. He is also a Certified Public Accountant. Mr. Morgan is active in the local community serving on several boards including the Gulf Coast Workforce Development Board, the Clear Brook City Municipal Utility District and the Pearland Neighborhood Center. He received his B.B.A., M.S. and Doctor of Jurisprudence degrees from the University of Houston.

      LINDSAY R. PFEIFFER. Mr. Pfeiffer has been an Advisory Director of the Bank since 1990. He was elected Vice Chairman of the Board of both the Company and the Bank in June 1997, when his father, Harold Pfeiffer, retired as Chairman of the Board. Mr. Pfeiffer serves on the Bank's Loan Committee, Watchlist Committee, Internal Credit Review Committee and Asset/Liability Committee and on the Company's Compensation Committee. In addition, he is Vice Chairman of the Bank's Executive Committee. He is the President of Pfeiffer & Son, an electrical contracting company, where he has worked since 1973. Mr. Pfeiffer received a B.A. in Business Administration from the University of Texas and an A.S. in Electrical Technology from San Jacinto College.

      HENRY C. ROBSON, JR.. Mr. Robson was appointed as a director of the Company and a director of the Bank in March 2000. He serves as a member of the Bank's Asset/Liability Committee, Director's Loan Committee and Director's Watchlist Committee, the Company's Compensation Committee and Audit Committee. Mr. Robson currently serves as Chairman of the Board, Secretary and Treasurer of B&H Bag Company, Chairman of the Board and President of Bayou Properties Company, managing partner of Source Investments Group and Secretary and Treasurer of Mineral Waters, Inc. He is active in the community and is a volunteer for the Houston I.S.D. Future Farmers of America. Mr. Robson received his B.B.A. from Southern Methodist University and his Doctor of Jurisprudence from the University of Houston Law Center.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.

                   CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth certain information with respect to the Company's Class I and II directors, whose terms of office do not expire at the
Meeting and the executive officers of the Company:

NAME                                                      POSITIONS                             AGE
Knox W. Askins                   Class II Director of the Company and Director of the Bank       62

Albert D. Fields                 Class I Director and Treasurer of the Company;                  49
                                      Director of the Bank and President of the Bank

Kim E. Love, CPA                 Class II Director of the Company and Controller of the          40
                                      Company; Director of the Bank and Chief Financial
                                      Officer of the Bank

                                       4

Ruede M. Wheeler, D.D.S.         Class II Director of the Company and Director of the Bank       66

L. D. Wright                     Class I Director, Chief Executive Officer and President of      53
                                      the Company; Director and Chief Executive Officer of
                                      the Bank

      KNOX W. ASKINS. Mr. Askins has been a director of Bank since 1967. He became a director of the Company when it was formed in 1982. He serves as a member of the Bank's Asset/Liability Committee, Compliance Committee and the Watchlist Committee. Mr. Askins also serves as Chairman of the Company's Audit Committee. Mr. Askins is the President of Askins & Armstrong, P.C., where he has been practicing law since 1965. He received a B.A. in General Studies from the University of Houston and his Juris Doctorate from the University of Houston Law Center.

      ALBERT D. FIELDS. Mr. Fields has been employed by the Bank since 1978. He became a director of the Company in 1982, a director of the Bank in 1984 and was promoted to President of the Bank in 1985. He was named Treasurer of the Company in 1982. Mr. Fields serves on the Bank's Directors' Loan Committee, Internal Credit Committee and Watchlist Committee. Mr. Fields began his banking career at American Bank in Odessa, Texas in 1972. Next, he worked for Allied Merchants Bank in Port Arthur, Texas from 1976 to 1978, where he was Assistant Comptroller in 1976 and promoted to Vice President in 1977. He has a B.B.A. from the Southwest Texas State University. In addition, he is a graduate of the School of Banking of the South at Louisiana State University and the National Commercial Lending School at the University of Oklahoma.

      KIM E. LOVE, CPA. Ms. Love joined the Bank in 1989 as Cashier. She was promoted to Chief Financial Officer of the Bank in 1992. In addition, she serves as Controller of the Company. She became a director of the Company and Bank in May 1998. She serves as a member of the Company's Audit Committee and the Bank's Asset/Liability Committee. Ms. Love began her banking career in 1977 at First City Bank - Bellaire. She was promoted to Vice President and Cashier in 1984. Next, Ms. Love was the Cashier at Charter National Bank - Westheimer from 1984 through 1986. She has a B.S. in Accounting from Virginia Commonwealth University, where she graduated Magna Cum Laude and is also a Certified Public Accountant.

      RUEDE M. WHEELER, D.D.S.. Dr. Wheeler has been a director of the Bank since 1977. He became a director of the Company when it was formed in 1982. He is the Co-Chairman of the Bank's Internal Credit Review Committee and serves on the Bank's Executive Committee, Directors' Loan Committee and Compliance Committee. Dr. Wheeler also serves on the Company's Compensation Committee. Dr. Wheeler received a B.S. from Texas A&M University and a Doctor of Dental Sciences from the University of Texas.

      L. D. WRIGHT. Mr. Wright joined the Bank in 1987 as Chief Executive Officer and as a director of both the Company and the Bank. He serves as a member of the Bank's Asset/Liability Committee, Directors' Watchlist Committee, Internal Credit Review Committee, Directors' Loan Committee and the Company's Audit and Compensation Committee. In addition, he is a member of the Bank's Executive Committee. His banking career began in 1966 at Irwin Union Bank and Trust Company in Columbus, Indiana, where he served as the Credit Card Manager. Next, Mr. Wright served as Vice President and Manager of Retail Banking at First Galesburg National Bank, Galesburg, Illinois, in 1972, and was promoted to Senior Vice President and Manager of the Lending Division in 1977. From 1982 to 1987, Mr. Wright served as President and Chief Executive Officer of First City Bank - Almeda Genoa and was promoted to Cluster Manager/President and Chief Executive Officer in 1987, where he was responsible for the supervision of six banks with total assets of $350 million. He attended Vincennes University and graduated from the Stonier Graduate School of Banking at Rutgers University.

OPERATION OF THE BOARD OF DIRECTORS

      The Board of Directors of the Company held eleven meetings during 1999. There was one Director who attended less than 75% of the aggregate of the (i) total number of meetings of the Board and (ii) total number of meetings held by committees on which he served.

      The Board of Directors has established Audit and Compensation Committees. The Audit Committee reviews the general scope of the audit conducted by the Company's independent auditors and matters relating to the Company's internal control systems. In performing its function, the Audit Committee meets separately with representatives of the Company's independent auditors and with representatives of senior management. During 1999, the Audit Committee held eleven meetings. The Audit Committee is composed of Messrs. Askins (Chairman), Morgan, Robson, Wright and Ms. Love, each of whom except Ms. Love and Mr. Wright is an outside director.

      The Compensation Committee is responsible for making recommendations to the Board of Directors with respect to the compensation of the Company's executive officers and is responsible for the establishment of policies dealing with various compensation and employee benefit matters. The Compensation Committee also administers the Company's stock option plans and makes recommendations to the Board of Directors as to option grants to Company employees under such plans. During 1999, the Compensation Committee held five meetings. The Compensation Committee is comprised of Messrs. Latimer, Pfeiffer, Robson and Wheeler each of whom is an outside director, and William E. Gwaltney, Jr., Jay Marks and H.P. Pfeiffer each of whom are Senior Advisory Directors.

DIRECTOR COMPENSATION

      Directors of the Company do not receive any fees for attending Company Board meetings. Directors of the Bank receive a fee of $500 for each meeting of the Bank's Board of Directors attended. Fees are not paid for attending Company or Bank committee meetings.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

SUMMARY COMPENSATION TABLE

         The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and the other executive officer of the Company whose compensation exceeded $100,000 (determined as of the end of the last fiscal year) for each of the three fiscal years ended December 31, 1999:

                                                                                      VALUE OF      SECURITIES
                                                                   OTHER ANNUAL       OPTIONS       UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION        YEAR       SALARY     BONUS     COMPENSATION       GRANTED         OPTIONS    COMPENSATION(1)
---------------------------      --------  -----------  -------  ----------------    ---------      ----------   --------------
L. D. Wright, Chief                1999    $   181,915  $63,670  $      15,992 (2)   $    --              --     $        4,792
    Executive Officer of the       1998        173,250   60,638         15,992 (2)        --              --              4,787
    Company and the Bank           1997        165,000   57,750         50,237 (3)     249,248(4)       35,411            4,143

Albert D. Fields, Treasurer        1999        118,500   14,813           --           255,000          15,000            3,239
    of the Company and             1998        113,500   14,188            921            --              --              3,247
    President of the Bank          1997        108,000   13,500           --              --              --              2,962

-------------------------

(1)   Consists of contributions by the Company to the Company's 401(k) Plan.

(2) Dividends on the shares of phantom stock granted under the Bay Bancshares, Inc. 1993 Phantom Stock Plan ("Phantom Plan").

(3) Includes $14,003 received by Mr. Wright as dividends on the shares of phantom stock granted under the Phantom Plan.

(4) Consists of shares of phantom stock granted under the Phantom Plan. As of December 31, 1999, Mr. Wright held options for 66,630 shares of phantom stock under the Phantom Plan, and the estimated value of these shares was $1,191,344. At December 31, 1999, 66,630 of these shares were vested. Mr. Wright receives dividends on the shares of phantom stock granted to him under the Phantom Plan. Shares of Phantom Stock, although vested, are not redeemable for shares of Common Stock until approved by the Board of Directors of the Company.

STOCK OPTION PLANS

      The Company has outstanding options to purchase 65,150 shares of Common Stock issued pursuant to an incentive stock option plan approved by shareholders in 1997 (the "1997 Stock Option Plan"). The 1997 Stock Option Plan authorizes the issuance of options for up to 150,000 shares of Common Stock. Under the 1997 Stock Option Plan, the vesting of options is governed by individual option agreements. The option agreements currently outstanding provides that either 20% of the options granted vest immediately following the date of grant and an additional 20% each year thereafter or 20% of the options granted vest after one complete year of service and an additional 20% each year thereafter. Options granted under the 1997 Stock Option Plan generally must be exercised within ten years following the date of grant. The fair market value of stock options is based on trades in the Common Stock.

      The Company's Board of Directors and shareholders approved a second stock option plan in 1997 (the "1997 Incentive Plan") which authorizes the issuance of up to 1,000,000 shares of Common Stock under both "non-qualified" and "incentive" stock options to employees and "non-qualified" stock options to directors who are not employees. Generally, under the 1997 Incentive Plan it is intended that the options will vest 60% at the end of the third year following the date of grant and an additional 20% at the end of each of the two following years; however, an individual option may vest as much as 20% at the end of the first or second year following the date of grant if necessary to maximize the "incentive" tax treatment to the optionee for the particular option being granted. Options under the 1997 Incentive Plan generally must be exercised within ten years following the date of grant or no later than three months after an optionee's termination with the Company, if earlier. The 1997 Incentive Plan also provides for the granting of restricted stock awards, stock appreciation rights, phantom stock awards and performance awards on substantially similar terms. No options or other types of awards have been granted under the 1997 Incentive Plan. The 1997 Incentive Plan provides that in the event of a change in control of the Company, all options granted immediately vest and become exercisable. In addition, the 1997 Incentive Plan permits the Compensation Committee, which administers the 1997 Incentive Plan, discretion in the event of a change in control to modify in certain respects the terms of awards under the 1997 Plan, including (i) providing for the payment of cash in lieu of such award, (ii) limiting the time during which an option may be exercised, (iii) making adjustments to options to reflect the change in control and (iv) providing that options shall be exercisable for another form of consideration in lieu of the Common Stock pursuant to the terms of the transaction resulting in a change in control.

      In 1998, the Company's Board of Directors adopted the Bay Bancshares, Inc. Phantom Stock Plan ("1998 Phantom Plan") pursuant to which a select group of management and other highly compensated employees may be granted shares of phantom stock. The purpose of the 1998 Phantom Plan is to provide incentives to such employees to increase shareholder value and reward them accordingly. The 1998 Phantom Plan is administered by the Company's Compensation Committee and the first awards were granted in 2000. The Compensation Committee determines the number of shares of phantom stock issuable each year based on the Company's book value. However, shares of phantom stock will only grant for any year in which the Company's return on average equity is 12% or greater or the increase in earnings per share is 11% or greater. Each share of phantom stock entitles the holder to a per share value equal to the tangible book value of the Company at the end of the year preceding distribution. The shares of phantom stock vest 20% on the first anniversary of the date of the grant and 20% each year thereafter. Holders of phantom stock are entitled to receive a distribution only upon death, disability, retirement, termination of employment other than for cause and an unforeseeable emergency. Such distribution may be made in either shares of the Company's Common Stock or cash at the discretion of the Compensation Committee. Upon a change in control of the Company, all shares of phantom stock previously granted will vest and convert to Common Stock of the Company with each participant entitled to receive a lump sum payment for the market value of the shares of stock then held.

      In October 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION ("SFAS 123"). This statement established fair value based accounting and reporting standards for all transactions in which a company acquires goods or services by issuing its equity investments, which includes stock-based compensation plans. Under SFAS 123, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. Fair value of stock options is determined using an option-pricing model. This statement encourages companies to adopt as prescribed the fair value based method of accounting to recognize compensation expense for employee stock compensation plans. Although, it does not require the fair value based method to be adopted, a company must comply with the disclosure requirements set forth in the statement. The Company has continued to apply accounting in Accounting Principles Board Opinion No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES, ("APB 25") and related Interpretations, and, accordingly, will in its annual reporting provide the pro forma disclosures of net income and earnings per share.

OPTION GRANTS DURING 1999

      The following table sets forth certain information concerning the number and value of stock options granted in fiscal 1999 to each of the named executive officers:

                                 NUMBER OF       % OF TOTAL
                                 SECURITIES        OPTIONS                    FAIR
                                 UNDERLYING      GRANTED TO    EXERCISE      MARKET
                                  OPTIONS         EMPLOYEES     OF BASE     VALUE AT
                                  GRANTED         IN FISCAL      PRICE       DATE OF      EXPIRATION
NAME AND PRINCIPAL POSITION         (#)             YEAR        ($/SH)        GRANT          DATE
------------------------------- -------------    ------------  ----------  ------------  -------------
Albert D. Fields, Treasurer        15,000           100%        $17.00       $17.00        10 Years
    of the Company and
    President of the Bank

STOCK OPTION EXERCISES AND FISCAL YEAR END VALUES

      The following table sets forth certain information concerning the number and value of unexercised options held by each of the named executive officers at December 31, 1999:

                                                                   NUMBER OF
                                                             SECURITIES UNDERLYING               VALUE OF UNEXERCISED
                      NUMBER OF                              UNEXERCISED OPTIONS AT             IN-THE-MONEY OPTIONS AT
                        SHARES             DOLLAR              DECEMBER 31, 1999                 DECEMBER 31, 1999 (2)
                    ACQUIRED UPON          VALUE        ---------------------------------  ----------------------------------
NAME               OPTION EXERCISE      REALIZED (1)     EXERCISABLE      UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
----------------- -------------------  ---------------  ---------------  ----------------  ----------------  ----------------
L. D. Wright              -                  -              66,630 (3)            -           $ 721,602          $    --
Albert D. Fields          -                  -              3,000            22,000              32,490             34,860

--------------------------------------------

(1) Market value of the underlying securities at exercise date, minus the exercise price.
(2) Market value of the underlying securities at December 31, 1999 of $17.88, minus the exercise price.
(3) Represents shares of phantom stock issued under the Phantom Plan. Shares of phantom stock represent the right to receive an equal number of shares of Common Stock. No shares of phantom stock maybe redeemed for Common Stock until approved by the Board of Directors.

BENEFIT PLAN

      The Company has established a contributory profit sharing plan pursuant to Internal Revenue Code Section 401(k) covering substantially all employees (the "Benefit Plan"). The Company has hired the Hand Group to serve as the Benefit Plan administrator and investment advisor. Each year the Company determines, in its discretion, the amount of matching contributions. The Company has elected to match 50% of employee contributions not to exceed 6% of the employee's annual compensation. Total Benefit Plan expense charged to the Company's operations for 1999, 1998 and 1997 was approximately $95,000, $79,000 and $58,000, respectively. In addition, the Company elects to allow employees to invest the matching portion in shares of Common Stock.

           INTERESTS OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

      Many of the directors of the Bank and the directors, executive officers and principal shareholders of the Company (I.E., those who own 10% or more of the Common Stock) and their associates, which include corporations, partnerships and other organizations in which they are officers or partners or in which they and their immediate families have at least a 5% interest, are customers of the Company.

During 1999, the Company made loans in the ordinary course of business to many of the Bank directors, executive officers and principal shareholders of the Company and their associates, all of which were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons unaffiliated with the Company and did not involve more than the normal risk of collectibility or present other unfavorable features. Loans to directors, executive officers and principal shareholders of the Company are subject to limitations contained in the Federal Reserve Act, the principal effect of which is to require that extensions of credit by the company to executive officers, directors and principal shareholders satisfy the foregoing standards. On December 31, 1999, all of such loans aggregated $2.9 million which was approximately 12.7% of the Company's Tier 1 capital at such date. The Company expects to have such transactions on a similar basis with its Bank directors, executive officers and principal shareholders and their associates in the future.

                     BENEFICIAL OWNERSHIP OF COMMON STOCK BY
              MANAGEMENT OF THE COMPANY AND PRINCIPAL SHAREHOLDERS

      The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the Record Date, by (i) each director and executive officer of the Company, (ii) each person who is known by the Company to own beneficially 5% or more of the Common Stock and
(iii) all directors and executive officers as a group. Unless otherwise indicated, based on information furnished by such shareholders, each person has sole voting and dispositive power over the shares indicated as owned by such person, and the address of each shareholder is the same as the address of the Company.

                                    NUMBER
                                  BENEFICIALLY      PERCENTAGE
NAME                              OF SHARES            OWNED
-------------------------------- -------------     --------------

Knox W. Askins                          8,402                  *
Albert D. Fields                       13,229  (1)             *
Eddie V. Gray                          29,321  (2)         1.47%
W.E. Gwaltney, Jr.                    144,343  (3)         7.25%
Doug Latimer                           10,000                  *
Kim E. Love                             4,200  (4)             *
Lester A. Marks                        34,304  (5)         1.72%
William L.H. Morgan, Jr.                  200                  *
Harold P. Pfeiffer                    155,865  (6)         7.83%
Lindsay R. Pfeiffer                    36,455  (7)         1.83%
Henry C. Robson, Jr.                   43,699              2.19%
Ruede M. Wheeler, D.D.S.               43,713  (8)         2.20%
L. D. Wright                           88,123  (9)         4.43%
Directors and Executive
     Officers as a group              311,646             15.65%

* Denotes ownership less than 1.0%

The percentage beneficially owned was calculated based on 1,990,983 shares of Common Stock outstanding. The percentage assumes the exercise by the shareholder or group named in each row of all options for the purchase of Common Stock held by such shareholder or group and exercisable within 60 days.

(1) Includes 3,000 shares which may be acquired within 60 days pursuant to options granted under the 1997 Stock Option Plan.

(2) Includes 26,797 shares held of record by Grayco Development Co., of which Mr. Gray is the owner.

(3) This information regarding beneficial ownership is included in reliance on a Schedule 13G filed in February 1997. The address of W.E. Gwaltney is 3039 Fondren, La Porte, Texas 77571.

(4) Includes 3,000 shares which may be acquired within 60 days pursuant to options granted under the 1997 Stock Option Plan.

(5) Includes 10,174 shares held of record by Lester A. Marks as custodian for his minor children.

(6) The information regarding beneficial ownership is included in reliance on a Schedule 13G filed in February 1997. The address of Harold P. Pfeiffer is 619 Brownell, La Porte, Texas 77571.

(7) Includes 17,525 shares held of record by Pfeiffer & Sons, Inc., of which Mr. Pfeiffer is President, 1,203 shares held of record by the Katy Knox Education Trust, 1,203 shares held of record by the Nicholas Riley Education Trust, 1,203 shares held of record by the Noah Riley Education Trust, 1,203 shares held of record by the Jessica Bullock Education Trust, 1,203 shares held of record by the Christopher Bullock Education Trust, 1,203 shares held of record by the Joseph Pfeiffer Education Trust and 1,203 shares held of record by the Jonathan Pfeiffer Education Trust. Mr. Pfeiffer is the co-trustee of each of these education trusts and has shared voting and investment power with respect to the shares of Common Stock held by such trusts.

(8) Includes 11,044 shares held of record by the Ruede Wheeler, DDS, Inc. Profit Sharing Trust of which Dr. Wheeler is the trustee, 2,000 shares held of record by Ruede Wheeler, DDS, Inc. of which Dr. Wheeler is the President, 450 shares held of record by the Ruede Wheeler, IRA and 450 shares held of record by the Charlcya Wheeler IRA.

(9) Does not include 66,630 shares of Common Stock which may be acquired upon redemption of 66,630 shares of phantom stock pursuant to the Phantom Plan. However, pursuant to the Phantom Plan, the shares of phantom stock are not redeemable for Common Stock until approved by the Board of Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires the Company's directors and executive officers and persons who own more than ten percent of the outstanding Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, during the year ended December 31, 1999, all
Section 16(a) reporting requirements applicable to the Company's officers, directors and greater than ten percent shareholders were complied with.

PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors has appointed Grant Thornton LLP as the independent auditors of the books and accounts of the Company for the year ending December 31, 2000. Grant Thornton LLP has served as the Company's independent audit firm continuously for seven years. At the Meeting, the shareholders will be asked to consider and act upon a proposal to ratify the appointment of Grant Thornton LLP. The ratification of such appointment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote and present in person or represented by proxy at the Meeting. Representatives of Grant Thornton LLP will be present at the Meeting, will be given an opportunity to make a statement (if they desire to do so) and will be available to respond to appropriate questions.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY SUCH APPOINTMENT.

                SHAREHOLDER PROPOSALS AT THE NEXT ANNUAL MEETING
                                 OF SHAREHOLDERS

      In order for shareholder proposals submitted pursuant to the Rule 14a-8 of the Exchange Act to be presented at the Company's 2001 Annual Meeting of Shareholders and included in the Company's proxy statement and form of proxy relating to such meeting, such proposals must be submitted to the Secretary of the Company at the 1001 Highway 146 South, La Porte, Texas 77571 not later than December 18, 2000.

      A shareholder choosing not to use the procedures established in Rule 14a-8 to submit a proposal for action at the Company's 2001 Annual Meeting of Shareholders may submit a proposal which meets the requirements outlined in the Company's Amended and Restated Bylaws. A proposal submitted pursuant to the Company's Amended and Restated Bylaws will not be included in the Company's proxy statement and form of proxy for the 2001 Annual Meeting of Shareholders, but may be properly brought before the meeting. Such proposals must be submitted to the Secretary of the Company at the Company's principal officers not later than 60 days prior to the meeting. Such notice to the Company must also provide certain information set forth in the Amended and Restated Bylaws.

                                  OTHER MATTERS

      The Board of Directors does not intend to bring any other matter before the Meeting. Additionally, no shareholder of the Company has complied with the advance notice provisions contained in the Company's Amended and Restated Bylaws, which preclude the bringing of matters before a meeting of shareholders unless such provisions are complied with. Accordingly, no other matter is expected to be brought before the Meeting. However, if any other matter does properly come before the Meeting, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.

      You are cordially invited to attend the Meeting. Regardless of whether you plan to attend the Meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope at your earliest convenience.

                                             By order of the Board of Directors,


                                            /S/ L.D. WRIGHT
                                            L.D. Wright
                                            Chief Executive Officer

REVOCABLE PROXY

                              BAY BANCSHARES, INC.
               2000 ANNUAL MEETING OF SHAREHOLDERS - MAY 17, 2000
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The 2000 Annual Meeting of Shareholders of Bay Bancshares, Inc. (the "Company") will be held at 1001 Highway 146 South, La Porte, Texas on Wednesday, May 17, 2000, beginning at 1:30 p.m. (local time). The undersigned hereby acknowledges receipt of the related Notice of 2000 Annual Meeting of Shareholders and Proxy Statement dated April 17, 2000 accompanying this proxy.

      The undersigned hereby appoints Doug Latimer and Lindsay R. Pfeiffer, and each of them, with or without the other, as attorneys and agents, with full power of substitution, to vote as proxy all shares of Common Stock, $1.00 par value per share, of the Company that the undersigned is entitled to vote, and otherwise to act on behalf of the undersigned at the 2000 Annual Meeting of Shareholders and any adjournment thereof in accordance with the directions set forth herein and with discretionary authority with respect to such other matters, not known or determined at the time of the solicitation of this proxy, as may properly come before such meeting or any adjournment thereof.

      This proxy is solicited on behalf of the Board of Directors of the Company and will be voted for the following proposals unless otherwise indicated.

 1.   ELECTION OF DIRECTORS

      Nominees are Eddie V. Gray, Doug Latimer, Lindsay R. Pfeiffer, Henry C. Robson, Jr., William L.H. Morgan, Jr. and Lester A. Marks


      [ ] FOR all nominees listed above, except as marked to the contrary above

      [ ]   WITHHOLD AUTHORITY to vote for all nominees listed above

      (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, DRAW A LINE THROUGH THE NAME OF SUCH NOMINEE IN THE LIST ABOVE.)

 2. RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP as the independent auditors of the books and accounts of the Company for the year ending December 31, 2000.

       [ ]  FOR          [ ]  AGAINST           [ ] ABSTAIN


      This proxy will be voted as directed. If no direction is made, this proxy will be voted FOR the election of all nominees for directors named herein to serve on the Board of Directors and FOR the ratification of the appointment of Grant Thornton LLP as the independent auditors of the books and accounts of the Company for the year ending December 31, 2000.

      Please sign your name exactly as it appears below. If shares are held jointly, all joint owners should sign. If shares are held by a corporation, please sign the full corporate name by the president or any other authorized corporate officer. If shares are held by a partnership, please sigh the full partnership name by an authorized person. If you are signing as attorney, executor, administrator, trustee or guardian, please set forth your full title as such.

         Date:______________________, 2000

         _________________________________

         _________________________________
           Signature(s) of shareholder(s)

PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED EVELOPE.